UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER REPORT

Pursuant to Section 15G of the

Securities Exchange Act of 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1(c)(1) under the Exchange Act (17 CFR 240.15Ga-1(c)(1)) for the reporting period [________________] to [________________]

☐	Rule 15Ga-1(c)(2)(i) under the Exchange Act (17 CFR 240.15Ga-1(c)(2)(i)) for the quarterly reporting period [________________] to [________________]

☐	Rule 15Ga-1(c)(2)(ii) under the Exchange Act (17 CFR 240.15Ga-1(c)(2)(ii)) for the annual reporting period January 1, 2020 to December 31, 2020

☒	Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Date of Report (Date of earliest event reported): April 19, 2023

__________________________________
WESTGATE RESORTS, LTD.[1] (Exact name of securitizer as specified in its charter)

0001657217
(Commission File Number of securitizer)	(Central Index Key Number of securitizer)

Heidi Boyles, Esq. (407) 425-6559 Name and telephone number, including area code, of the person to contact in connection with this filing
__________________________________

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1) ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i) ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii) ☐

1 Westgate Resorts, LTD, as securitizer, is filing this Form ABS-15G in respect of issuances of asset-backed securities by the following affiliated issuer (under Rule 144A of the Securities Act of 1933, as amended from time to time): Westgate Resorts 2023-1 LLC.

PART II: FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01 Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Issuer

Attached as Exhibit A hereto is the Report of Independent Accountants on Applying Agreed-Upon Procedures, dated April 19, 2023, with respect to certain agreed-upon procedures performed by BDO USA, LLP.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westgate Resorts, Ltd., by and through

Westgate Resorts, Inc., it sole general partner

By:   /s/ David A. Siegel

Name: David A. Siegel

Title:   President

April 19, 2023

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Westgate Resorts LTD.

Exhibit Index to Current Report on Form ABS-15G

Dated April 20, 2023

Exhibit

Number

(A)	Report of Independent Accountants Applying Agreed Upon Procedures, dated April 19, 2023.

4

Exhibit A

Independent Accountant’s Report

Westgate Resorts, Ltd.

Westgate Funding 2023-1 LLC

Re: Westgate Resorts 2023-1 LLC (the “Issuer”)

       Timeshare Collateralized Notes, Series 2023-1 (the “Notes”)

       Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A to certain information relating to a pool of mortgage loans used to purchase deeded timeshare intervals (the "Timeshare Loans") relating to the Issuer's securitization transaction (the “Subject Matter”). Westgate Resorts, Ltd. and Westgate Resorts 2023-1 are responsible for the Subject Matter.

Westgate Resorts, Ltd. (the "Servicer"), Westgate Funding 2023-1 LLC (the "Depositor"), and Santander Corporate & Investment Banking LLC (" Santander" or the "Sole Structuring Advisor", together with the Servicer, Depositor and Sole Structuring Advisor, the "Specified Parties") have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating certain information relating to a pool of mortgage loans used to purchase the Timeshare Loans relating to the Issuer's securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

The procedures and the associated findings are included in Attachment A:

For the purpose of the procedures described in this report, the Sole Structuring Advisor, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled "2023-1 Combined-$150M Bond 03-31-2023 Trial Balance.xlsx" and the corresponding record layout and decode information, as applicable (the "Preliminary Data File"), that the Sole Structuring Advisor, on behalf of the Depositor, indicated contains information relating to certain:
a.	Mortgage loans (the "Timeshare Loans") as of March 31, 2023 (the "Cut-off Date") that are expected to be representative of the Timeshare Loans
ii.	Labeled “2023-1 Combined-$150M Bond 03-31-2023 Statistical.xlsx” and the corresponding record layout and decode information, as applicable (the "Data File," together with the Preliminary Data File, the "Provided Data Files"), that the Sole Structuring Advisor, on behalf of the Depositor, indicated contains information relating to certain:
a.	Timeshare Loans as of the Cut-off Date
b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Depositor, provided us with:

a.	A schedule and the corresponding record layout and decode information, as applicable

(the "Resort Mapping File"), that the Servicer, on behalf of the Depositor, indicated contains information relating to the resort name corresponding to each Timeshare Loan and

b.	Imaged copies of:
i.	The note and corresponding mortgage modification agreement (collectively and as applicable, the "Note"),
ii.	The truth in lending disclosure or closing disclosure (collectively and as applicable, the "Closing Document"),
iii.	Certain printed system screen shots of the loan record and payment histories from the Servicer's servicing system (the "System Screen Shots") and
iv.	Certain borrower credit reports (each, a "FICO Report" and collectively, the "FICO Reports," together with the Note, Closing Document and System Screen Shots, the "Source Documents") that the Servicer, on behalf of the Depositor, indicated relate to each Sample Timeshare Loan (as defined in Attachment A),
c.	The list of relevant characteristics (the "Sample Characteristics") on the Data File, which is shown on Exhibit 1 to Attachment A and,
d.	Instructions, assumptions, and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Data Files, Resort Mapping File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Resort Mapping File, Source Documents, or any other information provided to us by the Sole Structuring Advisor or Servicer, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Timeshare Loans or

Timeshare Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sole Structuring Advisor or Servicer, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were engaged by Westgate Resorts, Ltd. and Westgate Funding 2023-1 LLC to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, solely to assist the Specified Parties in evaluating certain information relating to a pool of mortgage loans used to purchase deeded timeshare intervals relating to the Issuer's securitization transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a "rating agency") or
b.	Making any findings with respect to:
i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Timeshare Loans,
iii.	Whether the originator(s) of the Timeshare Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of Westgate Resorts, Ltd. and Westgate Funding 2023-1 LLC and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

April 19, 2023

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Servicer, on behalf of the Depositor, we randomly selected a sample of 150 Timeshare Loans from the Preliminary Data File (the "Sample Timeshare Loans"). For the purpose of this procedure, the Servicer, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they instructed us to use to select the Sample Timeshare Loans from the Preliminary Data File.

2.	For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Servicer, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. No exceptions were found as a result of this procedure.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Documents	Note

Loan Number	ACCOUNT	Note	i.
State	ST	Note or System Screen Shots	ii.
Sales date	CONTR_DT	Note
Amount financed	AMT_FINANCED	Note
Payment amount	PMT_AMT	Note
Interest rate	INT	Note
Maturity date	MAT_DATE	Note
Resort Name	Resort name	Note or Closing Document	iii.
Original term to maturity	TERM	Closing Document or Note	iv.
Down payment	DOWN_PAY	Closing Document
Sales price	PURCH_PR	(a) Closing Document, (b) Closing Document and recalculation	v.

FICO score	FICO	FICO Reports	vi.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the state Sample Characteristic for each Sample Timeshare Loan the Servicer, on behalf of the Depositor, instructed us:
a.	To use the Note or System Screen Shots as the Source Document
b.	Not to compare the state Sample Characteristic for Sample Timeshare Loans with a COUNTRY value other than "USA," as shown on the Preliminary Data File (each, a "Sample Foreign Timeshare Loan").

iii.	For the purpose of comparing the resort name Sample Characteristic for each Sample Timeshare Loan, the Servicer, on behalf of the Depositor, instructed us to:
a.	Use the Closing Document as the Source Document if the information, as shown in the Note, is different than the corresponding information, as shown on the Preliminary Data File, and
b.	Ignore differences due to abbreviations and truncations.

iv.	For the purpose of comparing the original term to maturity Sample Characteristic for each Sample Timeshare Loan, the Servicer, on behalf of the Depositor, instructed us to use the Note as the Source Document if the information, as shown in the Closing Document, is different than the corresponding information, as shown on the Preliminary Data File.

v.	For the purpose of comparing the sales price Sample Characteristic for each Sample Timeshare Loan, the Servicer, on behalf of the Depositor, instructed us to:
a.	Use the sales price, as shown in the Closing Document, or
b.	Recalculate the sales price if the Closing Document did not contain the sales price by adding the:
1.	Down payment to
2.	Amount credited to purchaser's account with the creditor, both as shown in the Closing Document.

vi.	For the purpose of comparing the FICO score Sample Characteristic for each Sample Timeshare Loan, the Servicer, on behalf of the Depositor, instructed us to:
a.	Use the:
1.	Most recent FICO Report, as applicable (and in accordance with the note below), and
2.	Highest FICO score, as shown in the most recent FICO Report, if the corresponding FICO Report contains more than one FICO score and
b.	Not to compare the FICO score Sample Characteristic for the Sample Foreign Timeshare Loans.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Depositor, described in the notes above.

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